UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 24, 2004


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


   North Carolina                     1-11986                  56-1815473
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
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               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
         -------------------------------------------------------------
         (former name or former address, if changed since last report)

Item 9.       Regulation FD Disclosure.

         On February 24, 2004, Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the year ended December 31, 2003. This supplemental operating and financial information is attached to this current report as exhibit 99.1.

Item 12.      Disclosure of Results of Operations and Financial Condition.

         On February 24, 2004, the Company issued a press release announcing its results of operations and financial condition as of and for the year ended December 31, 2003. This information is attached to this current report as exhibit 99.2.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2004

                              TANGER FACTORY OUTLET CENTERS, INC.

                              By:      /s/ Frank C. Marchisello Jr.
                              -------------------------------------
                              Frank C. Marchisello, Jr.
                              Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX


   Exhibit No.

     99.1 Supplemental operating and financial information of the Company for the year ended December 31, 2003.

     99.2         Press  release   announcing  the  results  of  operations  and
                  financial condition as of and for the year ended December 31, 2003.